UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2009

Exponent, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-18655	77-0218904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Commonwealth Drive Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 326-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 28, 2009, Exponent’s Board of Directors appointed Dr. Paul R. Johnston as its Chief Executive Officer and President. Dr. Johnston, age 55, joined Exponent in 1981 and has assumed increasingly responsible positions over time, most recently being named Chief Operating Officer in 2003 and President in 2007. In these roles, Dr. Johnston was initially responsible for Exponent’s Health and Environmental businesses before assuming management of all of Exponent’s consulting groups. He has also managed Exponent’s network of offices. He is a Registered Professional Civil Engineer in the State of California. Upon his appointment as Chief Executive Officer and President, Dr. Johnston’s base salary was set at $525,000. Dr. Johnston’s target bonus level is equal to his blended base salary for the year and his performance objectives will be substantially the same as those disclosed for the Company’s Chief Executive Officer in Exponent’s 2009 Proxy Statement.

Upon Dr. Johnston’s appointment, Michael R. Gaulke was appointed Executive Chairman and will continue in this role for twelve months. Mr. Gaulke, age 63, previously served as Chief Executive Officer, a position from which he stepped down upon Dr. Johnston’s appointment as Chief Executive Officer and President. Mr. Gaulke joined Exponent in 1992, as Executive Vice President and Chief Financial Officer. He was named President in March 1993, and he was appointed as a member of the Board of Directors of Exponent in January 1994. He assumed the role of Chief Executive Officer in June 1996, and was appointed Chairman of the Board of Directors in May 2007. Prior to 1992, he held senior executive positions at Raynet Corporation and Spectra Physics, and was a consultant with McKinsey & Company. Mr. Gaulke is a Member of the Board of Cymer, Inc. and the Board of Trustees of the Palo Alto Medical Foundation. Upon his appointment as Executive Chairman, Mr. Gaulke’s base salary was set at $300,000 and he was granted a restricted stock unit award with a value of $80,000 that vests ratably over one year. Mr. Gaulke’s target bonus level is equal to his blended base salary for the year and his performance objectives will be substantially the same as those disclosed for the Company’s Chief Executive Officer in Exponent’s 2009 Proxy Statement.

Item 9.01.	Financial Statements and Exhibits

The Press Release included as Exhibit 99.1 of this Current Report on Form 8-K shall be considered “furnished” pursuant to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any of the Registrant’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Exhibit Number	Description

99.1	Press release announcing executive transition dated May 28, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

EXPONENT, INC.

By:	/s/ Richard L. Schlenker
Name:	Richard L. Schlenker
Title:	Chief Financial Officer

Date: June 2, 2009